Convertible Promissory Notes	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Convertible Promissory Notes

8. Convertible Promissory Notes

In October 2012, the Company entered into an agreement with existing investors to obtain $15.2 million in exchange for convertible promissory notes net of $26,888 of offering costs. The proceeds will be used to finance research studies. The debt plus 6% accrued interest will be converted to 5,051,960 shares at ($3.01/share) of Series D Preferred Stock at the maturity date of October 25, 2013 or later if amended. The Company has amortized fees associated with the debt issuance and the balance remaining as of December 31, 2012 is $16,880.